SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                           FORM 8-K(A)




        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
             THE SECURITIES AND EXCHANGE ACT OF 1934



                 Date of Report: March 18, 1997



                   JACOR COMMUNICATIONS, INC.



                            DELAWARE
         (State or Other Jurisdiction of Incorporation)


           0-12404                 31-0978313
     (Commission File No.)    (IRS Employer Identification No.)



                  50 East RiverCenter Boulevard
                           12th Floor
                       Covington, KY 41017

                         (606) 655-2267

Item 2.   Acquisition or Disposition of Assets

       As previously reported, on March 18, 1997, Jacor Communications Company ("JCC"), a wholly owned subsidiary of Jacor Communications, Inc. (the "Company"), and EFM Programming, Inc. ("Buyer"), a wholly owned subsidiary of JCC, entered into an Asset Purchase Agreement (the "Acquisition Agreement") with EFM Media Management, Inc., EFM Publishing, Inc., Pam Media, Inc. (collectively, the "Sellers") and certain shareholders of the Sellers. The description of that transaction is set forth in more detail in the Registrant's initial Form 8-K filed with the Securities and Exchange Commission on March 21, 1997.

Item 7.   Financial Statements and Exhibits
                                                         Page
(a)  Financial Statements of Businesses Acquired.

     Report of Independent Accountants                    4

     Financial Statements:

     Combined Balance Sheets as of December 31, 1995
        and  1996                                         5
     Combined Statements of Operations for the years
       ended December 31, 1994, 1995 and 1996             6
     Combined Statements of Changes in Retained Earnings
           for the years ended December 31, 1994, 1995
           and  1996                                      7
     Combined Statements of Cash Flows for the years
         ended December 31, 1994, 1995 and 1996           8
     Notes to Financial Statements                     9-13

(b)  Pro Forma Financial Information.

      The pro forma financial information required to be filed by the Company as part of this Form 8-K require substantial effort on behalf of the Company and Sellers and has not yet been finalized on the date of this report. The Company will file such pro forma financial statements by amendment to this Form 8-K no later than May 21, 1997.

(c)  Exhibits

2.1 Asset Purchase Agreement dated as of March 17, 1997 among Jacor Communications Company ("JCC"), EFM Programming, Inc. ("Buyer"), and EFM Media Management, Inc., EFM Publishing, Inc., Pam Media, Inc. (collectively, the "Sellers") and certain shareholders of the Sellers (omitting schedules and exhibits not deemed material). *

23.1 Consent of Independent Accountants

99.1 Press Release dated March 18, 1997. *

*    Previously filed.


SIGNATURES






Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JACOR COMMUNICATIONS, INC.




March 26, 1997                By:  R. Christopher Weber
                                   R. Christopher Weber,
                                   Senior Vice President and
                                   Chief Financial Officer







REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Jacor Communications, Inc.

We have audited the accompanying combined balance sheets of EFM Media Management, Inc., EFM Publishing, Inc., and PAM Media, Inc., (the "Combined EFM Companies") as of December 31, 1995 and 1996 and related combined statements of operations, changes in retained earnings and cash flows for the years ended December 31, 1994, 1995 and 1996. These financial statements are the responsibility of the Combined EFM Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principlees used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Combined EFM Companies as of December 31, 1995 and 1996 and the combined results of their operations and their cash flows for the years ended December 31, 1994, 1995 and 1996, in conformity with generally accepted accounting principles.






Cincinnati, Ohio
February 28, 1997


THE COMBINED EFM COMPANIES
COMBINED BALANCE SHEETS
as of December 31


                                                 1995           1996
Current assets:
  Cash and cash equivalents                  $ 3,325,273       $ 4,867,943
  Accounts receivable                          4,785,339         2,219,874
  Investment securities                        5,564,434         5,894,380
  Prepaid expenses                             1,553,205         1,292,591
  Other                                           30,896            95,760

     Total current assets                    15,259,147         14,370,578

  Property and equipment, net                    175,592           153,173
  Other                                           33,165            33,109

     Total assets                           $15,467,904        $14,556,830

Current liabilities:
  Accounts payable and accrued liabilities   $ 4,617,956       $ 4,739,223
  Deferred income                              8,436,506         6,415,585

     Total current liabilities               13,054,462         11,154,808

Deferred income                                2,380,006         3,321,642

     Total liabilities                       15,434,468         14,476,450

Commitments and contingencies

Shareholders' equity:
  Common stock                                     2,020             2,020
  Retained earnings                               10,234            51,798
  Net unrealized gain on investment
    securities                                    21,182            26,562

     Total shareholders' equity                  33,436             80,380

     Total liabilities and
       shareholders' equity                 $15,467,904        $14,556,830


The accompanying notes are an integral part of the combined financial statements.


THE COMBINED EFM COMPANIES
COMBINED STATEMENTS OF OPERATIONS
for the years ended December 31


                                          1994         1995         1996
Net revenue                           $45,169,563  $46,930,790  $47,356,777

Operating expenses                     29,246,898   29,520,679   29,537,668
Depreciation                               78,261       85,799       83,626
Corporate general and
  administrative expenses:
  Executive compensation               12,282,821   11,596,958   12,028,181
  Other                                 1,459,798    1,632,610    1,617,205

     Operating income                  2,101,785    4,094,744     4,090,097

Other income, net                         353,836      445,779      487,662

     Net income                      $ 2,455,621  $ 4,540,523  $  4,577,759



The accompanying notes are an integral part of the combined financial statements.


THE COMBINED EFM COMPANIES
COMBINED STATEMENT OF CHANGES IN
RETAINED EARNINGS
for the years ended December 31





                                          1994          1995        1996
Balance, beginning of year           $   (10,225) $   (30,289)  $   10,234
Net income                             2,455,621    4,540,523    4,577,759
Distributions to shareholders         (2,475,685)  (4,500,000)  (4,536,195)

     Balance, end of year           $   (30,289) $    10,234   $    51,798



The accompanying notes are an integral part of the combined financial statements.


THE COMBINED EFM COMPANIES
COMBINED STATEMENTS OF CASH FLOWS
for the years ended December 31


                                         1994        1995         1996
Cash flow from operating adtivities:
  Net income                          $2,455,621  $4,540,523  $4,577,759
  Adjustments to reconcile net
    income to net cash provided
    by operating activities:
     Depreciation                        78,261      85,799       83,626
     Changes in operating assets
       and liabilities:
       Accounts receivable              270,875  (2,220,218)   2,565,465
       Prepaid expenses                (386,359)    558,744      260,614
       Accounts payable and
         accrued liabilities          4,415,637  (1,283,298)     121,267
       Deferred income                1,838,311  (1,739,085)  (1,079,285)
       Other                             (4,815)    120,559      (24,638)

Net cash provided by operating
  activities                           8,667,531      63,024   6,504,808

Cash flows from investing activities:
  Capital expenditures                  (188,679)    (31,878)    (61,207)
  Purchases of investments            (2,997,894) (7,058,791) (5,746,293)
  Proceeds from sales of investments   2,941,219   6,488,880   5,421,727

Net cash used in investing activities   (245,354)   (601,789)   (385,773)

Cash flow from financing activities:
  Distributions to shareholders       (2,475,685) (4,500,000) (4,536,195)
  Advances to shareholders               (65,515)     83,435     (40,170)

Net cash used in financing activities (2,541,200) (4,416,565) (4,576,365)

Net increase (decrease) in cash
  and cash equivalents                 5,880,977  (4,955,330)  1,542,670

Cash and cash equivalents at
  beginning of year                    2,399,626   8,280,603   3,325,273

Cash and cash equivalents at
  end of year                         $8,280,603  $3,325,273  $4,867,943


The accompanying notes are an integral part of the combined financial statements.



THE COMBINED EFM COMPANIES
NOTES TO COMBINED FINANCIAL STATEMENTS


1.   ACCOUNTING POLICIES AND DESCRIPTION OF BUSINESS:

     a. Description of Business: The accompanying combined financial statements include the operations of EFM Publishing, Inc. ("EFM Publishing"), EFM Media Management, Inc. ("EFM Media"), and PAM Media, Inc. ("PAM Media"), (collectively the "Combined EFM Companies"). The Combined EFM Companies produce two nationally syndicated radio talk shows and a nationally published newsletter. All significant intercompany accounts and transactions have been eliminated.

     b. Cash and Cash Equivalents: The Combined EFM Companies consider all highly liquid investments purchased with an original maturity of less than three months to be cash equivalents.

     c. Property and Equipment: Property and equipment are stated at cost less accumulated depreciation; depreciation is provided by accelerated methods over the estimated useful lives of five and seven years.

     d. Investment Securities: Investment in debt securities are considered available for sale and carried at fair value, based on quoted market prices. Unrealized gains and losses are reported as a separate component of stockholders' equity until realized.

     e. Revenues: Broadcast revenues consist of commercial broadcasting advertisements, net of agency commissions, and syndication fees from radio stations. Advertising revenues are recognized when the commercial is broadcast. Syndication fees received in advance are recorded as deferred revenue and recognized over the length of the agreement. Publishing revenue for subscription payments received in advance is recognized over the average length of all subscriptions.

     f. Advertising Costs: Direct-response advertising is capitalized and amortized over its expected period of future benefits. Direct-response advertising consists of television and radio advertisements, renewal notices sent to current newsletter subscribers and direct mail notices sent to former subscribers. The capitalized costs of the advertising are amortized over approximately one year.

          Advertising expense for 1994, 1995 and 1996 was approximately $4,563,000, $3,508,000 and $3,122,000, respectively.

     g. Concentrations of Credit Risk: Financial instruments which potentially subject the Combined EFM Companies to concentrations of credit risk consist principally of accounts receivable. Concentrations of credit risk associated with accounts receivable are limited due to the large number of customers comprising the Combined EFM Companies' customer base.

NOTES TO COMBINED FINANCIAL STATEMENTS, Continued




1.   ACCOUNTING POLICIES AND DESCRIPTION OF BUSINESS, Continued

     h. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     i. Income Taxes: The Combined EFM Companies have elected to be taxed as an "S" corporation under the Internal Revenue Code and New York State tax law. Accordingly, only the appropriate state and local income and franchise taxes have been provided for in the accompanying financial statements.

2.   SUBSEQUENT EVENT:

     In March 1997, the Combined EFM Companies entered into an asset purchase agreement with Jacor Communications, Inc.
     ("Jacor"), for the sale of all operating assets of the Combined EFM Companies.


3.   PROPERTY AND EQUIPMENT:

     Property and equipment at December 31, 1995 and 1996 consists of the following:

                                               1995              1996

     Computer equipment                    $  224,997         $  273,457
     Furniture and fixtures                   173,439            176,483
     Other equipment                             -                 9,703

                                              398,436            459,643
     Less accumulated depreciation           (222,844)          (306,470)

                                           $  175,592         $  153,173


NOTES TO COMBINED FINANCIAL STATEMENTS, Continued



4.   INVESTMENT SECURITIES:

     A summary of the investment securities held by the Combined
     EFM Companies at December 31, 1995 and 1996 is as follows:

                                              December 31, 1995
                                                     Gross         Gross
                                    Estimated     Unrealized     Unrealized
                                    Fair Value       Gains         Losses

     U.S. Treasury Securities      $ 3,030,670   $   35,934   $
     Corporate Bonds                 1,957,611        1,425         1,195
     Bond Funds                        576,153                     14,982

                                   $ 5,564,434   $   37,359   $    16,177


                                           December 31, 1996
                                                     Gross         Gross
                                    Estimated     Unrealized     Unrealized
                                    Fair Value       Gains         Losses

     U.S. Treasury Securities      $ 2,506,719   $   11,373   $     8,182
     Corporate Bonds                 2,515,159        1,271         1,876
     Bond Funds                        872,502       23,976

                                    $ 5,894,380   $   36,620   $   10,058


     Contractual maturities of debt securities at December 31, 1996 are as follows:

               Due in:   1997           $ 2,503,857
                         1998               695,059
                         1999               248,400
                         2000             1,065,952
                         2001             1,257,186
                         Thereafter         123,926
                                        $ 5,894,380

     Net realized losses from the sale of investment securities in 1994, 1995 and 1996 were $731, $28,738 and $16,101, respectively.




NOTES TO COMBINED FINANCIAL STATEMENTS, Continued




5.   CAPITAL STOCK AND RELATED PARTY TRANSACTION:

     The shares of the Combined EFM Companies are owned or controlled by a sole shareholder and spouse. The following table sets forth the capitalization of the companies as of December 31, 1995 and 1996.

                                                Issued and
                                  Authorized   Outstanding   Par Value


     EFM Media                        200           100       $ 1,000
     EFM Publishing                   200           100       $ 1,000
     PAM Media                     20,000            20       $    20

     EFM Media and PAM Media granted options to two senior executives to purchase approximately 35 and 5 unissued shares of EFM Media and PAM Media, respectively. The exercise price is equal to the book value of such shares based upon the most recent annual financial statements of the respective companies. The options expire ten years from the date of grant, and may be exercised at any time during that period.


6.   COMMITMENTS AND CONTINGENCIES:

     a.   Lease and Employment Agreement Obligations:  The
     Combined EFM
          Companies lease facilities used in their operations under noncancelable operating leases. The Combined EFM Companies also have various employment agreements with certain radio personalities and the writer of its newsletter requiring minimum payments. Future minimum payments under lease and employment agreements are as follows:

                    1997                $  881,846
                    1998                   955,021
                    1999                    81,140

                    Total commitments   $1,918,007


NOTES TO COMBINED FINANCIAL STATEMENTS, Continued



6.   COMMITMENTS AND CONTINGENCIES, Continued

     b. Legal Proceedings: The Combined EFM Companies are party to various legal proceedings. In the opinion of management, the ultimate resolution of such proceedings will not have a significant effect on the financial position or results of operations of the Combined EFM Companies.

     c. Talent Fee Arrangements: The Combined EFM Companies have entered into agreements with their on-air radio personalities whereby the personalities receive compensation based upon formulas defined within the agreements. In addition, the Combined EFM Companies have entered into an agreement with the writer of the newsletter whereby the writer and one additional party are entitled to receive a percentage of revenues less certain expenses, as defined within the agreement.

7.   RETIREMENT PLAN:

     EFM Media maintains a defined contribution retirement plan covering substandially all employees who have met eligibility requirements. Employer contributions are made solely at the discretion of the employer; however, no such contributions have ever been made.







                          EXHIBIT  23.1











               CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of Jacor Communications, Inc. on Forms S-8 (File No. 33-65126, File No. 33-10329 and File No. 33-56385) and on Forms S-
3 (File No. 33-53612 and File No. 333-06639) of our report dated February 28, 1997, on our audits of the combined financial statements of the Combined EFM Companies as of December 31, 1995 and 1996 and for the years ended December 31, 1994, 1995 and 1996, which report is included in this Current Report on Form 8-K.






COOPERS & LYBRAND L.L.P.
Cincinnati, Ohio
March 25, 1997